SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 14, 2001
                                 Date of Report
                            (Earliest Reported Event)

                        MEDIALINK WORLDWIDE INCORPORATED
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21989


          Delaware                                        52-1481284
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or jurisdiction)


708 Third Avenue
New York, NY                                                10017
(Address of principal                                     (Zip Code)
executive offices)

                                 (212) 682-8300
               Registrant's telephone number, including area code:


         (Former names or former address, if changed since last report


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ITEM 5.  OTHER EVENTS.

         In connection with the unsolicited offer that Medialink Worldwide Incorporated (the "Company") received on August 14, 2001 from United Business Media, plc, the Company retained a financial advisor. The terms of such retention provide that the Company pay the financial advisor between $2,000,000 and $2,500,000 by August 20, 2002.

         On November 7, 2001, United Business Media, plc withdrew its unsolicited offer to purchase all of the outstanding shares of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2001                 MEDIALINK WORLDWIDE INCORPORATED


                                         By: /s/J. Graeme McWhirter
                                             -------------------------------
                                             J. Graeme McWhirter
                                             Chief Financial Officer